SCARANO & TOMARO, P.C.               125 Michael Drive, Suite 101
Certified Public Accountants              Syosset, New York 11791
& Consultants                   516-364-0300  - Fax: 516-364-3003


                               MEMBER OF THE SEC PRACTICE SECTION
                                     AICPA DIVISION FOR CPA FIRMS




June 18, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549



Re:   SDC International, Inc.
      File Ref. No.  0-27520


We were previously the independent auditors for SDC International, Inc.. Under the date of December 5, 1997, we reported on the consolidated financial statements of SDC International, Inc. and subsidiaries as of August 31, 1997, and for each of the years in the two-year period then ended. On May 31, 1999, our engagement was terminated. We have read the statements included under Item 4 of Form 8-K dated June 14, 1999, of SDC International, Inc. and based on the foregoing the respondent agrees with such statements. Regarding disagreements and reportable events, the respondent knows of no such matters but we suggest you contact Anthony Tomaro directly who was the engagement partner at Scarano & Tomaro, P.C. relating to the audits of SDC International, Inc.

Very truly yours,

/s/Scarano & Tomaro, P.C.
Scarano & Tomaro, P.C.